Ehxhibit 99.2

Environmental Power Corporation Announces Appointment of Vitale,
Caturano & Company as Principal Independent Auditors

    PORTSMOUTH, N.H.--(BUSINESS WIRE)--June 7, 2004--

    Deloitte & Touche to Continue Providing Tax Services

    Environmental Power Corporation (OTCBB: POWR), announced today that it had engaged the firm of Vitale, Caturano & Company PC, New England's largest regional accounting firm, as its principal independent auditors. Deloitte & Touche LLP, Environmental Power's previous auditors, which informed Environmenal Power on June 1, 2004 that the client-auditor relationship had ceased, will continue to provide the company and its subsidiary, Microgy Cogeneration Systems, Inc., with tax advice and related services. Environmental Power noted that there have been no disagreements between it and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
    The appointment of Vitale, Caturano & Company as principal independent auditors was approved by the Audit Committee of Environmental Power's Board of Directors, but remains subject to the consent of lenders to and certain other business partners of Environmental Power and its subsidiaries.
    "We are very pleased that Vitale, Caturano & Company, a firm that has successfully provided numerous services to Environmental Power in recent years, will be our independent auditors. Vitale, Caturano is a strong firm with the resources to handle all of our financial accounting and audit needs while providing the kind of personal attention and cost-effectiveness a growing business like ours requires," stated R. Jeffrey Macartney, Environmental Power's Chief Financial Officer. "Likewise, we are pleased to continue our long-standing relationship with Deloitte & Touche by having that firm focus its considerable resources, expertise and national reach on the tax needs of Environmental Power and Microgy, especially as Microgy's business expands both in size and geographic scope."

    ABOUT ENVIRONMENTAL POWER CORPORATION

    Environmental Power Corporation (OTCBB: POWR) is a leader in resource management and energy production technologies that serve multiple socially responsible markets. Its wholly-owned subsidiary, Microgy Cogeneration Systems, Inc., owns a license to a proprietary technology to convert manure and food industry wastes into biogas, providing a waste management solution with the potential to pay for itself by producing renewable energy and other residual products valuable to farmers and growers. For more information visit the company's web site at www.environmentalpower.com.

    CAUTIONARY STATEMENT

    The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning planned projects, statements regarding sales pipeline, backlog and revenue projections, statements containing the words "expects," "estimates," "anticipates," "believes," "projects" and variations thereof, and other statements contained in this press release regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, uncertainties regarding project financing, the lack of binding commitments and the need to negotiate and execute definitive agreements for the construction and financing of projects, financing and cash flow requirements and uncertainties, difficulties involved in developing and executing on a business plan, difficulties and uncertainties regarding acquisitions, technological uncertainties, risks relating to managing and integrating acquired businesses, unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with Environmental Power's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which Environmental Power and Microgy operate and other factors, including those described in the Company's most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. Environmental Power undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

    CONTACT: Environmental Power Corporation
             Investors:
             Kam Tejwani, 603-431-1780
             ktejwani@environmentalpower.com
             or
             Media:
             Kate Dolan, 603-431-1780
             kdolan@environmentalpower.com